UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2016

Hanesbrands Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road Winston-Salem, NC	27105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 519-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On April 27, 2016, Hanesbrands Inc. (the “Company”) entered into a Scheme Implementation Deed (the “Agreement”) with Pacific Brands Limited (“Pacific Brands”), pursuant to which, upon the terms and subject to the conditions set forth in the Agreement, the Company will acquire 100% of the ordinary shares of Pacific Brands (the “Transaction”).
The Transaction will be implemented by way of a recommended court approved Scheme of Arrangement (the “Scheme”), pursuant to which, at the closing of the Transaction, Pacific Brands shareholders would be entitled to receive AUD$1.15 in cash per each Pacific Brands share held as of the record date for the Transaction (reduced by the cash amount of any special dividend paid by Pacific Brands) (the “Scheme Consideration”). On the implementation date of the Scheme, each fully paid ordinary share in the capital of Pacific Brands, together with all rights and entitlements attached thereto, will be transferred to a wholly-owned indirect subsidiary of the Company and each holder of ordinary shares in the capital of Pacific Brands will receive the Scheme Consideration.
Completion of the Scheme is subject to customary closing conditions, including (i) receipt by the Company of the required approval from the Australian foreign investment review board, (ii) absence of a restraining order, injunction or other order that would prevent or delay the Transaction made by a court of competent jurisdiction in the United States, United Kingdom, Australia or New Zealand on the application of a government agency in one of those jurisdictions, (iii) Pacific Brands having taken all necessary steps to give effect to the treatment of certain Pacific Brands performance rights as agreed between the Company and Pacific Brands, (iv) approval by the Supreme Court of Victoria, Australia of the Scheme in accordance with the Australian Corporations Act, (v) approval by Pacific Brands shareholders of the Scheme by the requisite majorities under the Australian Corporations Act, (vi) representations and warranties of the Company and Pacific Brands being true and correct in all material respects, (vii) the absence of a material change in standing or corporate structure of Pacific Brands or its subsidiaries and (viii) the absence of a material adverse change with respect to Pacific Brands’ business.
The Agreement contains customary representations and warranties of the Company and Pacific Brands, as well as customary covenants and agreements, including, among others, covenants providing for Pacific Brands and each of its subsidiaries to conduct its business from the date of the Agreement to the closing of the Transaction in the ordinary course. In addition, under the agreement, Pacific Brands is subject to certain exclusivity obligations, including a “no-talk” restriction on its ability to engage with or facilitate a third party undertaking a competing transaction (subject to the fiduciary obligations of the Pacific Brands board), a “no-shop” restriction on its ability to solicit or encourage a third party to offer a competing transaction, and notification obligations. If a superior competing transaction arises, the Company has a three (3) business day matching right to make a counter offer.
The Agreement contains certain termination rights in favor of each of the Company and Pacific Brands, including Pacific Brands’ right to terminate the Agreement under certain circumstances if a Pacific Brands board member withdraws or modifies their recommendation to vote in favor of the Scheme or recommends a competing transaction. Among other provisions, the Agreement may also be terminated by either party if the closing conditions have not been satisfied or waived. The Agreement provides that if the Transaction does not occur, then under certain circumstances Pacific Brands is required to pay the Company a reimbursement fee of AUD$10,550,000.
The representations, warranties and covenants of the parties contained in the Agreement have been made solely for the benefit of such parties. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Agreement, (ii) have been qualified (in the case of Pacific Brands) by confidential disclosures made to the Company in connection with the Agreement, (iii) are subject to materiality qualifications contained in the Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the dates as is specified in the Agreement and (v) have been included in the Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.
The foregoing description of the Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached to Barby's ASX announcement of April 28, 2016 (available at www.asx.com.au) and will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending July 2, 2016.
Item 7.01. Regulation FD Disclosure

On April 27, 2016, the Company issued a press release announcing the Transaction. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

The Company has also made available on the investors section of its corporate website, www.Hanes.com/investors, certain supplemental materials regarding the Transaction (the “Supplemental Information”). The Supplemental Information is included as Exhibit 99.2 and is incorporated herein by reference. All information in the Supplemental Information is presented as of the particular date or dates referenced therein, and the Company does not undertake any obligation to, and disclaims any duty to, update any of the information provided.

Exhibits 99.1 and 99.2 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall Exhibits 99.1 or 99.2 be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit 99.1	Press release dated April 27, 2016
Exhibit 99.2	Supplemental Information

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (including the Exhibits hereto) includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “may,” “believe,” “will,” “expect,” “project,” “estimate,” “intend,” “anticipate,” “plan,” “continue” or similar expressions. In particular, among others, statements about the Transaction, including the expected impact on the Company’s sales, adjusted operating profit and adjusted EPS, and the expected timing for closing the Transaction are forward-looking statements. Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements. Where, in any forward-looking statement, the Company expresses an expectation or belief as to future results or events, such expectation or belief is based on the current plans and expectations of the Company’s management, expressed in good faith. However, there can be no assurance that the expectation or belief will result or will be achieved or accomplished, and actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements, including, but not limited to our ability to achieve expected synergies and successfully complete the integration of Pacific Brands and other acquisitions; events that could give rise to a termination of the Transaction agreement or failure to receive necessary approvals or funding for the Transaction; the outcome of any litigation related to the Transaction; the level of expenses and other charges related to the Transaction and the funding thereof; any inadequacy, interruption, integration failure or security failure with respect to our information technology; the impact of significant fluctuations and volatility in various input costs, such as cotton and oil-related materials, utilities, freight and wages; our ability to manage our inventory effectively and accurately forecast demand for our products; the highly competitive and evolving nature of the industry in which we compete; the risk of improper conduct by any of our employees, agents or business partners that threatens our reputation and ability to do business; our complex multinational tax structure; significant fluctuations in foreign exchange rates; our ability to access sufficient capital at reasonable rates or commercially reasonable terms or to maintain sufficient liquidity in the amounts and at the times needed; risks associated with our indebtedness; and other risks identified from time to time in our most recent Securities and Exchange Commission reports, including our annual report on Form 10-K and quarterly reports on Form 10-Q. Since it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results, the above list should not be considered a complete list. There can be no assurance that the Transaction will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the Transaction will be realized. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All forward-looking statements speak only as of the date hereof. We undertake no obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 27, 2016	HANESBRANDS INC.

	By:	/s/ Joia M. Johnson
Joia M. Johnson
Chief Legal Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit 99.1	Press release dated April 27, 2016
Exhibit 99.2	Supplemental Information